                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                          [ ]  Confidential, for Use of the Commission Only (as
                                                              permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              JOHN H. HARLAND CO.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

    (2)  Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)  Proposed maximum aggregate value of transaction:

    (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

    (2)  Form, Schedule or Registration Statement No.:

    (3)  Filing Party:

    (4)  Date Filed:

  NOTICE OF
  ANNUAL MEETING
  OF SHAREHOLDERS
  AND PROXY STATEMENT

                                                                  (HARLAND LOGO)

            John H. Harland Company

            TIMOTHY C. TUFF
            Chairman of the Board,
            President and Chief Executive Officer

                                                                  March 16, 2001

            Dear Shareholder:

            You are cordially invited to attend the 2001 annual meeting of shareholders of John H. Harland Company to be held at The Georgian Terrace, 659 Peachtree Street, NE, Atlanta, Georgia on Friday, April 27, 2001 at 10:00 a.m. A 9:30 reception will precede the meeting.

            The items of business are fully addressed in the Proxy Statement. In addition, we will review the Company's 2000 results and discuss our plans for 2001.

            Your vote is important regardless of the number of shares you hold. Please date, sign and return the proxy in the enclosed envelope to ensure that your shares are represented at the meeting.

            On behalf of your Board of Directors, thank you for your continued support and interest in Harland.

            Sincerely,

            /s/ Timothy C. Tuff
            Timothy C. Tuff

            Box 105250        Atlanta, Georgia 30348        Phone (770) 981-9460

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 27, 2001

To the Shareholders of
John H. Harland Company

     The 2001 annual meeting of shareholders of John H. Harland Company will be held at The Georgian Terrace, 659 Peachtree Street, NE, Atlanta, Georgia on Friday, April 27, 2001 at 10:00 a.m. for the following purposes:

     (1) To elect three Directors;

     (2) To ratify the appointment of Deloitte & Touche LLP as the Company's independent certified public accountants for 2001;

     (3) To amend the Company's Employee Stock Purchase Plan to increase the number of shares of Common Stock available for sale thereunder; and

     (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on March 6, 2001 will be entitled to vote at the meeting.

                                          By Order of the Board of Directors

                                          JOHN C. WALTERS
                                          Vice President and Secretary

Atlanta, Georgia
March 16, 2001

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE VOTE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHICH DOES NOT REQUIRE ANY POSTAGE IF MAILED IN THE UNITED STATES.

                     J O H N H. H A R L A N D C O M P A N Y

                                   BOX 105250
                             ATLANTA, GEORGIA 30348

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 27, 2001

     The enclosed form of proxy is solicited by the Board of Directors of John
H. Harland Company (the "Company") for use at the annual meeting on April 27, 2001 and any adjournment thereof. When such proxy is duly executed and returned, the shares it represents will be voted as directed or, if no direction is indicated, they will be voted as the Board of Directors recommends. Any shareholder giving a proxy may revoke it at any time before it is voted by delivering to the Secretary of the Company a notice of revocation or a proxy bearing a later date or by attending the meeting and voting in person.

     Only shareholders of record as of the close of business on March 6, 2001 are entitled to vote at the meeting. As of that date, the Company had issued and outstanding 28,627,391 shares of Common Stock. Each share is entitled to one vote. No cumulative voting rights are authorized. This Proxy Statement and the accompanying proxy will be first mailed to shareholders on March 16, 2001.

     Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting. The inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining a quorum but as unvoted for purposes of approving any matter submitted to the shareholders. If a broker indicates on a proxy that it does not have discretionary authority to vote on a particular matter, those shares will not be considered as present. A quorum is present if a majority of the shares entitled to vote are represented in person or by proxy at the meeting.

                             ELECTION OF DIRECTORS

     Under the Bylaws, Directors are divided into three classes with each class serving a three-year term and one class elected at each annual meeting. The terms of three Directors expire at the 2001 Annual Meeting. John McMahon and Larry Prince are being renominated for a three-year term expiring in 2004. Due to the press of business, Juanita Baranco is not standing for re-election. We thank Ms. Baranco, who has served as a Director since 1993, for her dedicated efforts on behalf of the Company. Jesse Spikes, who was recently elected to fill that vacancy on the Board, and whose term expires at the 2001 annual meeting, is also being nominated for re-election for a three-year term. The remaining Directors will continue to serve until their respective terms expire as indicated. The affirmative vote of a plurality of votes cast is required to elect Directors.

     The Board has no reason to believe that any nominee will be unavailable to serve as a director. However, if at the time of the meeting any nominee should be unable or decline to serve, the persons named in the proxy will vote for a substitute nominee, vote to allow the vacancy created thereby to remain open until filled by the Board, or vote to reduce the number of Directors for the ensuing year, as the Board recommends.

                  NOMINEES FOR ELECTION FOR A THREE-YEAR TERM

                                                                               CURRENT       DIRECTOR OF
                                 AGE           PRINCIPAL OCCUPATION          TERM EXPIRES   HARLAND SINCE
NAME                             ---           --------------------          ------------   -------------
JOHN J. MCMAHON JR.              58    Chairman of the Executive Committee,      2001           1988
                                       McWane, Inc. (pipe and valve
                                       manufacturing) and Chairman, Ligon
                                       Industries, LLC (leveraged buyouts)
                                       Director, Alabama National
                                       Bancorporation, National Bank of
                                       Commerce and Protective Life
                                       Corporation
LARRY L. PRINCE                  62    Chairman and Chief Executive              2001           1990
                                       Officer, Genuine Parts Company
                                       (distributor of automobile
                                       replacement parts)
                                       Director, Crawford & Company,
                                       Equifax, Inc., Southern Mills and
                                       SunTrust Bank, Inc.
JESSE J. SPIKES                  50    Partner, Long Aldridge & Norman LLP       2001        March 2001
                                       (full service law firm)

                      DIRECTORS WHOSE TERMS WILL CONTINUE AFTER THE ANNUAL MEETING

WILLIAM S. ANTLE III             56    Former Chairman, President and Chief      2003           2000
                                       Executive Officer of Oak Industries
                                       Inc. (engineered components for
                                       telecommunications industry) from
                                       1989 to 2000
                                       Director, Esco Technologies Inc.,
                                       GenRad, Inc. and Linc.net

                                                                               CURRENT       DIRECTOR OF
                                 AGE           PRINCIPAL OCCUPATION          TERM EXPIRES   HARLAND SINCE
NAME                             ---           --------------------          ------------   -------------
JOHN D. JOHNS                    49    President and Chief Operating             2003           2000
                                       Officer of Protective Life
                                       Corporation (insurance and
                                       investment products)
                                       Director, Alabama National
                                       Bancorporation, National Bank of
                                       Commerce, Protective Life
                                       Corporation and Protective Life
                                       Insurance Company
RICHARD K. LOCHRIDGE             57    President, Lochridge & Company, Inc.      2002           1999
                                       (management consulting)
                                       Director, Dover Corporation, Lowe's
                                       Companies, Inc. and PETsMART, Inc.
G. HAROLD NORTHROP               65    Vice Chairman of the Board and            2002           1984
                                       retired President and Chief
                                       Executive Officer of Callaway
                                       Gardens (horticultural,
                                       environmental and recreational
                                       facility); Former Chairman of the
                                       Board, American Business Products,
                                       Inc. (specialty packaging and
                                       printed office products) 1999-2000;
                                       Director, SunTrust Bank, West
                                       Georgia NA
EILEEN M. RUDDEN                 50    President and Chief Executive             2003           1999
                                       Officer, FairMarket, Inc. (online
                                       e-commerce selling solutions) since
                                       2000; previously Senior Vice
                                       President of Lotus Development
                                       Corporation (software development)
                                       since 1986
TIMOTHY C. TUFF                  53    Chairman, President and Chief             2002           1998
                                       Executive Officer of the Company;
                                       President and Chief Executive
                                       Officer of Boral Industries, Inc.
                                       (building and construction
                                       materials) 1993-1998 Director,
                                       Printpack, Inc.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Audit Committee is composed of Mr. Johns (Chair), Mr. McMahon and Ms. Rudden. Its primary function is to help the Board fulfill its oversight responsibilities by reviewing the financial reports provided by the Company to shareholders or any governmental body, the Company's systems of internal controls established by management and the Board, and the Company's auditing, accounting and financial reporting processes generally. The Audit Committee recommends the independent auditors to the Board; reviews with such auditors the scope and results of their engagement; reviews and discusses the audited financial statements with management and the independent auditors; and consults with the independent and internal auditors and management regarding the Company's accounting methods, the adequacy of its internal controls and the objectivity of its financial reporting.

     The Executive Committee is composed of Messrs. Prince (Chair), McMahon and Tuff. Its principal function is to act between meetings of the Board.

     The Governance Committee is composed of Messrs. Northrop (Chair), Antle and Lochridge. Its principal functions are to review qualifications for Board membership and make recommendations for the election of Directors and appointment of executive officers of the Company; make recommendations to the Board as to matters of corporate governance; administer management incentive compensation and stock option plans; establish the compensation of the Chief Executive Officer and other officers of the Company; and review the compensation of Directors. The Committee will consider qualified Director candidates recommended by shareholders, who may do so by writing to the Secretary of the Company.

     The Board met eight times during 2000. The Audit Committee held three meetings, the Executive Committee held five meetings and the Governance Committee held eight meetings. Each incumbent Director attended at least 75% of the aggregate number of meetings of the Board and all committees on which they served during the year, and the average attendance at Board and committee meetings was 95%.

              STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
                           AND CERTAIN OTHER PERSONS

     The following table sets forth the beneficial ownership of the Company's Common Stock by each incumbent Director, each named executive officer and all Directors and executive officers as a group, all as of December 31, 2000, and by 5% shareholders as of the dates indicated in the footnotes.

                                                               SHARES OF COMMON STOCK
                                                                 BENEFICIALLY OWNED
                                                              -------------------------
NAME                                                             NUMBER         PERCENT
----                                                          ------------      -------
William S. Antle III........................................        12,858(1)       *
Atlantic Investment Company.................................     1,566,300(2)     5.5
Richard C. Blum & Associates, L.P...........................     4,052,750(3)    14.2
Charles B. Carden...........................................        36,204(4)       *
FMR Corp....................................................     2,494,700(5)     8.7
ICM Asset Management, Inc...................................     2,257,342(6)     7.9
John D. Johns...............................................         2,764(7)       *
Richard K. Lochridge........................................        11,070(8)       *
John J. McMahon Jr..........................................        18,240(9)       *
G. Harold Northrop..........................................        18,946(10)      *
S. David Passman III........................................       165,895(4)       *
Pioneer Investment Management, Inc..........................     1,613,000(11)    5.6
Larry L. Prince.............................................        11,506(12)      *
Earl W. Rogers Jr...........................................       155,665(4)       *
Eileen M. Rudden............................................         4,028(13)      *
Jesse J. Spikes.............................................             0
Timothy C. Tuff.............................................       346,601(4)     1.2
John C. Walters.............................................       119,447(4)       *
All executive officers and Directors as a group (13
  persons)..................................................       903,224(4)     3.2

---------------

  *  Represents less than 1%
 (1) Includes 2,858 share equivalents credited to Mr. Antle's deferred compensation account under the Compensation Plan for Non-Employee Directors (the "Deferral Plan").
 (2) According to a Schedule 13G dated March 7, 2001 filed with the Securities and Exchange Commission ("SEC") by Richard W. Courts, II, Lynda B. Courts, Atlantic Investment Company and Courts Foundation, Inc., 50 Hurt Plaza, Atlanta, Georgia 30303, (i) Mr. Courts has sole voting and dispositive power covering 46,100 shares and shared power covering all 1,566,300 shares, (ii) Mrs. Courts has sole voting and dispositive power covering 1,200 shares, (iii) Atlantic Investment Company (of which Mr. Courts is Chairman) has sole voting and dispositive power covering 1,019,000 shares, and (iv) Courts Foundation, Inc. (of which Mr. Courts is President) has sole voting and dispositive power covering 500,000 shares.
 (3) According to a Schedule 13D dated April 23, 1999 filed with the SEC by Richard C. Blum & Associates, L.P. ("RCBA L.P."), Richard C. Blum & Associates, Inc. ("RCBA Inc."), RCBA Strategic Partners, L.P. ("Strategic"), RCBA GP, L.L.C. ("RCBA GP") and Richard C. Blum (the Chairman and a substantial shareholder of RCBA Inc. and a managing member of RCBA GP), 909 Montgomery Street, San Francisco, California 94133, (i) RCBA L.P. and RCBA Inc. hold 1,959,250 shares on behalf of limited partnerships (for which RCBA L.P. serves as the general partner) and certain investment advisory clients, (ii) Strategic holds 1,818,800 shares, and (iii) RCBA L.P. has voting and investment power with respect to 274,700 shares that are owned by an unaffiliated third party investment manager. Voting and investment power concerning such shares are held solely by RCBA L.P. and RCBA GP, and each of the reporting persons has shared voting and shared dispositive power with respect to such shares. Mr. Blum disclaims beneficial ownership of such shares except to the extent of any pecuniary interest therein.
 (4) Includes 30,000, 155,000, 145,800, 280,000 and 112,000 shares which may be acquired on or before March 1, 2001 upon the exercise of stock options by Messrs. Carden, Passman, Rogers, Tuff and Walters, respectively, and 722,800 shares by all executive officers as a group.
 (5) According to a Schedule 13G dated February 1, 1999, FMR Corp. ("FMR"), 82 Devonshire Street, Boston, Massachusetts 02109, holds the shares on behalf of other persons who have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, such shares. Except as set forth below, the interest of any such person does not exceed 5% of the outstanding Common Stock. FMR and Edward C. Johnson 3d, Chairman of FMR, each has sole power to vote 195,000 shares and sole dispositive power covering the entire shares. Fidelity Management & Research Company is the beneficial owner of 2,299,700 shares as a result of acting as investment advisor to various investment funds ("Funds"), one of which, Fidelity Value Fund, holds 2,199,700 shares. Mr. Johnson, FMR and the Funds each has sole power to dispose of the shares owned by the Funds. The remaining 195,000 shares are owned beneficially by Fidelity Management Trust Company as a result of its serving as investment manager of the Funds.
 (6) According to a Schedule 13G dated February 13, 2001, ICM Asset Management, Inc., 601 W. Main Avenue, Spokane, Washington 99201, and James M. Simmons (President of ICM) have shared voting power covering 1,478,417 shares and shared dispositive power covering 2,257,342 shares.
 (7) Represents share equivalents under the Deferral Plan.
 (8) Includes 4,070 share equivalents under the Deferral Plan.
 (9) Includes 5,195 shares held by Mr. McMahon's wife, in which he disclaims any beneficial interest, and 9,565 share equivalents under the Deferral Plan.
(10) Includes 11,746 share equivalents under the Deferral Plan.
(11) According to a Schedule 13G dated January 3, 2001, Pioneer Investment Management, Inc., 60 State Street, Boston, Massachusetts 02109, has sole voting and dispositive power covering such shares, all of which are beneficially owned by such firm.
(12) Includes 10,306 share equivalents under the Deferral Plan.
(13) Represents share equivalents under the Deferral Plan.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, Directors and 10% shareholders to file reports with the SEC covering their beneficial ownership of the Company's equity securities and furnish copies thereof to the Company. Based solely upon a review of such reports received by it, and written representations of such persons, the Company believes that all applicable filing requirements were met during 2000.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table presents summary information with respect to compensation paid by the Company to each executive officer of the Company during 2000, 1999 and 1998.

                           SUMMARY COMPENSATION TABLE

                                                                     LONG TERM COMPENSATION
                                                                  ----------------------------
                                      ANNUAL COMPENSATION($)       RESTRICTED     SECURITIES      ALL OTHER
                                    ---------------------------      STOCK        UNDERLYING     COMPENSATION
NAME AND PRINCIPAL POSITION  YEAR   SALARY     BONUS     OTHER    AWARDS($)(1)   OPTIONS(#)(2)      ($)(3)
---------------------------  ----   -------   -------   -------   ------------   -------------   ------------
Timothy C. Tuff..........    2000   525,000   515,130        --     184,500          50,000         24,561
  Chairman, President        1999   545,192   472,500   120,763     149,558         350,000         16,896
  and Chief Executive        1998    70,673   150,000   407,650     504,849         350,000             --
  Officer
Charles B. Carden........    2000   307,558   248,346        --      61,500          20,000         14,312
  Vice President and         1999   152,308   113,775        --          --         150,000          3,808
  Chief Financial Officer    1998        --        --        --          --              --             --
S. David Passman III.....    2000   307,500   236,221        --      76,875          20,000          8,962
  Vice President and         1999   313,077   225,000        --          --              --          8,093
  President --               1998   260,000   272,500        --          --         125,000          8,092
  Harland Checks
Earl W. Rogers Jr. ......    2000   244,800   160,834        --      38,437          10,000          9,429
  Vice President --          1999   253,846   174,600        --          --              --          4,879
  Manufacturing Services &   1998   241,775   180,000        --          --         123,000          3,370
  Technology
John C. Walters..........    2000   255,000   158,610        --      38,437          10,000         11,448
  Vice President,            1999   259,615   187,500        --          --              --         11,121
  Secretary and              1998   250,000   187,500        --          --          70,000         11,218
  General Counsel

---------------

(1) At December 31, 2000 the number and value of the aggregate restricted stock holdings were as follows: Mr. Tuff -- 62,000 shares, $875,000; Mr.
    Carden -- 4,000 shares, $56,500; Mr. Passman -- 5,000 shares, $70,625; Mr.
    Rogers -- 2,500 shares, $35,312; and Mr. Walters -- 2,500 shares, $35,312.
    Mr. Tuff received 50,000 restricted shares in connection with his original employment by the Company in 1998. Of such shares, 50% will vest after three years of employment and an additional 25% will vest after four years and five years, respectively, subject to early vesting upon the occurrence of certain events, including a change in control or termination of employment without cause. All other restricted shares are restricted for a period of five years, subject to earlier vesting if the Company's common stock outperforms the S&P 500 Index in two of any three consecutive calendar years or in the event of a change in control, and are forfeited in the event of termination of employment for any reason, other than disability or death. Cash dividends are paid on the restricted stock.
(2) The Company has not granted any Stock Appreciation Rights.
(3) Included in this category for 2000 are amounts for Messrs. Tuff, Carden, Passman, Rogers and Walters covering (a) life and medical insurance premiums -- $19,311, $9,062, $3,712, $5,046 and $6,198, respectively; and (b) matching contributions of $5,250 to the Company's 401(k) Plan (other than Mr. Rogers, who received $4,383).

OPTION GRANTS

     The following table provides details regarding stock options granted during 2000.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                               INDIVIDUAL GRANTS
                              ---------------------------------------------------   POTENTIAL REALIZABLE VALUE
                              NUMBER OF       % OF TOTAL                              AT ASSUMED ANNUAL RATES
                              SECURITIES       OPTIONS                              OF STOCK PRICE APPRECIATION
                              UNDERLYING      GRANTED TO    EXERCISE                    FOR OPTION TERM(1)
                               OPTIONS       EMPLOYEES IN    PRICE     EXPIRATION   ---------------------------
                              GRANTED(#)     FISCAL YEAR     ($/SH)       DATE        5%($)           10%($)
                              ----------     ------------   --------   ----------   ----------     ------------
Timothy C. Tuff.............    50,000           3.2         15.375     3/20/10      483,463        1,225,190
Charles B. Carden...........    20,000           1.3         15.375     3/20/10      193,385          490,076
S. David Passman III........    20,000           1.3         15.375     3/20/10      193,385          490,076
Earl W. Rogers Jr...........    10,000            .6         15.375     3/20/10       96,693          245,038
John C. Walters.............    10,000            .6         15.375     3/20/10       96,693          245,038

---------------

(1) These amounts represent assumed rates of appreciation. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock.

     Options are exercisable at the rate of 20% per year beginning one year from date of grant and normally expire on the earlier of 10 years from date of grant or three months after termination of employment. In the event of a change in control of the Company, as defined in the option grants, all of the options would become fully vested.

OPTION EXERCISES AND YEAR END VALUES

     None of the named executive officers exercised any options during 2000. The following table sets forth information with respect to unexercised options as of December 31, 2000 and the value of in-the-money options based on the spread between the exercise price and the closing price of the Company's Common Stock on such date.

                         FISCAL YEAR END OPTION VALUES

                                                    NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                   UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS AT
                                                OPTIONS AT FISCAL YEAR END(#)       FISCAL YEAR END($)
                                                -----------------------------   ---------------------------
                                                EXERCISABLE     UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                                                -----------     -------------   -----------   -------------
Timothy C. Tuff...............................    280,000          470,000        275,000             --
Charles B. Carden.............................     30,000          140,000             --             --
S. David Passman III..........................    150,000          120,000          7,500         11,250
Earl W. Rogers Jr.............................    141,200          106,800          7,500         11,250
John C. Walters...............................    108,000           72,000          3,750          5,625

DEFERRED COMPENSATION ARRANGEMENTS

     The Company has entered into a Supplemental Retirement Agreement with Mr. Tuff pursuant to which he is entitled to receive an annual benefit of $186,000 upon retirement at age 65. In addition, if he remains employed by the Company for a minimum of five years, he will be entitled to a reduced normal retirement benefit ($36,000 after five years, increasing annually), which vests in the event of long term disability, and may elect to receive a reduced early retirement benefit after age 62 in the annual amount of $92,000. All such benefits are payable for a period of 10 years. The Company has also provided life insurance coverage for Mr. Tuff in the amount of $750,000. The Company has entered into a deferred compensation agreement with Mr. Rogers, providing for an annual benefit of $12,000 at age 65. No other executive officer has any such retirement benefit.

NONCOMPETE AND TERMINATION AGREEMENTS

     The Company has entered into noncompete and termination agreements with certain officers, including each of the named executive officers, under which each officer has agreed not to compete with the Company for a two-year period following termination of employment. However, if an officer's employment is terminated after a change in control of the Company, or if the officer resigns within one year thereafter, then the agreement not to compete will not apply and the officer will receive a lump sum payment equal to the lesser of three times his or her average annual compensation for the five calendar year period preceding the date of termination (or the highest compensation in any single year, in the case of Mr. Tuff) or the maximum payment which the Company can make to such officer without triggering Federal excise tax liability. In the event of an involuntary termination of employment without cause (in the absence of a change in control), the officer (other than Mr. Tuff) shall receive a lump sum payment equal to his or her annual base salary at that time. Mr. Tuff will receive salary continuation for 24 months if any such termination occurs less than three years after his date of employment and for 12 months if such termination occurs thereafter. Each agreement is for an initial term of five years, renewable for successive one-year terms until terminated by either party.

                             DIRECTOR COMPENSATION

     In 1996, the Board of Directors adopted a Compensation Plan for Non-Employee Directors ("Directors' Plan"), pursuant to which each Director's annual retainer is paid in Common Stock of the Company, issuable on a quarterly basis, in such amount as fixed by the Board from time to time. The current retainer is 2,300 shares. Payment of the retainer in Common Stock serves to more closely align the interests of the Directors with shareholders. In addition, the Board has adopted a Director share ownership program pursuant to which non-employee Directors are expected to acquire ownership of Common Stock equal to five times the annual retainer over a period of five years.

     Directors may elect to defer receipt of all or any portion of the annual retainer as well as meeting and committee fees. Deferred fees are credited to the Director's deferred compensation account, in cash or stock equivalents. Stock equivalents are credited with dividends in the form of additional stock equivalents. Deferred fees will be distributed in Common Stock or cash at such future dates as specified by the Director, unless distribution is accelerated in certain events, including a change in control of the Company. Currently, seven Directors defer the retainer or meeting fees as stock equivalents.

     During 2000, each non-employee Director received 2,000 shares of Common Stock as well as $1,000 per Board and committee meeting attended, with committee chairs receiving $1,500. Employee Directors receive no compensation for Board services.

     The following reports of the Governance Committee and the Audit Committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the information by reference, and shall not otherwise be deemed filed under such Acts.

             GOVERNANCE COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Governance Committee, comprised solely of outside directors, is responsible for overseeing the Company's executive compensation program and the use of stock for compensation purposes under the Company's stock option plans. This report summarizes the Committee's compensation philosophy, strategy and actions for the Chief Executive Officer and all other executive officers.

COMPENSATION PHILOSOPHY AND STRATEGY

     The Committee's compensation philosophy is to implement compensation programs that are designed to:

     - Attract and retain highly qualified key executives;
     - Provide competitive base salaries;
     - Motivate executives to achieve strategic operating and personal objectives by rewarding performance that supports achievement of business plan goals; and
     - Encourage employee Common Stock ownership to closely align them with shareholder interests.

     Such compensation programs are designed to balance short and long-term financial objectives, build shareholder value and provide rewards for individual, team and corporate performance. The Company believes that it is important to encourage the ownership of the Company's Common Stock throughout the Company, with an overall intent to encourage employees to act like an owner of the business. To that end, in 2000 the Company instituted a program to grant restricted stock to employees and expanded the group of key employees receiving stock option grants, and also maintains an employee stock purchase plan which enables employees to purchase Company stock at a discount through payroll deductions.

     The components of the Company's executive compensation program are (i) cash compensation, consisting of base salary and annual incentive bonus based on the achievement of Company, business unit and personal performance goals, and (ii) long-term stock incentives. In determining base salaries the Committee considers each individual's responsibilities and performance, taking into account market-competitive pay levels. For both annual incentives and long-term stock incentives, the Committee intends to provide competitive compensation for target levels of performance; more than competitive compensation for performance above target; and less than competitive compensation in the event the Company or an individual does not meet performance goals.

     In 1999 the Committee undertook a thorough review of the executive compensation program, and reaffirmed its intention to provide competitive compensation opportunities consistent with market median pay levels. With the assistance of an outside consultant, the Committee assessed the competitiveness of the base salaries, annual incentive opportunities and stock incentive grants with respect to a peer group of comparably sized firms with whom the Company competes for customers and for executive talent, as well as comparably sized firms across a wide range of industries. Because the Committee tailors its competitive perspective to companies it believes are most relevant, the companies chosen for these external competitive analyses overlap with, but are not identical to, the companies represented in the indices employed in the Five Year Stock Performance Graph.

     The Committee's policy with respect to executive compensation takes into account any potential limitation on the deductibility of compensation in excess of $1,000,000 under Section 162(m) of the Internal Revenue Code (the "Code"), but does not require that all compensation qualify for exemption from such limitation. It is the Company's goal to have as much of the compensation paid to its executive officers as possible qualify as performance based and be deductible for federal income tax purposes.

CASH COMPENSATION

     Base Salary. The Committee annually reviews the base salary of each executive officer, including the Chief Executive Officer. The Committee believes that such base salaries are competitive and enhance the Company's ability to attract and retain talented executives. Changes in base salary for executive officers reflect the Committee's assessment of competitive norms and changes in roles and responsibilities, as well as the performance of each individual.

     Annual Incentive Bonus. Under the supervision of the Committee, the Company maintains a Senior Management Incentive Plan pursuant to which annual cash bonuses are payable to executive officers and employees. These senior managers are responsible for establishing strategic direction or are responsible for major functional or operating units, and have an impact on bottom-line results. For the past several years, the Company has tied executive compensation to the achievement of Company goals, putting a substantial portion of total compensation at risk. Under the Plan, bonuses for 2000 were based on the achievement of the Company's earnings per share goal, personal stretch objectives (reflecting expectations above and beyond the scope of normal performance goals), return on assets, revenue growth and specific financial objectives for business unit participants. With respect to each element of the Plan, performance expectations are communicated at the beginning of the year. Achievement of these levels of performance is designed to yield the payment of a target incentive award that is consistent with median competitive levels of incentive compensation. For performance above or below expectations, incentive awards can range from 0% to 150% of each individual's target award. The Committee believes this close link between individual incentive opportunity and Company and business unit performance appropriately motivates and rewards participants for their contributions to the Company's success.

LONG-TERM INCENTIVES

     The Committee grants stock incentives to key employees under the Company's stock option plans on an annual basis. As part of the Committee's review of the compensation program in 1999, it assessed the competitiveness of the Company's option grant practices, and determined that it was appropriate to implement a more regular review and allocation of options to executives and other key employees, consistent with their performance and competitive guidelines, in order to retain the Company's most vital asset: its people. In addition, in 2000 the Committee approved the award of restricted stock to executive officers and certain key executives, which is now a component of the long-term incentives. The Committee considers recommendations of the Chief Executive Officer, responsibility levels, compensation and the market price of the Company's Common Stock in determining the size of option and restricted stock grants. The Committee believes that increased stock ownership among executive officers will serve to provide additional motivation on their part to contribute to the success of the Company.

CHIEF EXECUTIVE OFFICER COMPENSATION

     For 2000, Mr. Tuff's incentive bonus was based on the Company's improvement in operating performance and the attainment of his personal stretch objectives, consistent with the terms of the Senior Management Incentive Plan, including the acquisition of Concentrex Incorporated, which has significantly increased the Company's presence in the financial software sector. The stock options and restricted stock award in March 2000 were based in part on the Committee's assessment of the Company's and Mr. Tuff's overall performance in 1999, and were components of the annual grant program. Consistent with the Committee's objective of having a major portion of the CEO's compensation tied to performance and linking such compensation to increasing shareholder value, Mr. Tuff's base salary was unchanged in 2000 and 1999.

     The Committee believes that its executive compensation policies and programs effectively serve the interests of shareholders and the Company and are appropriately balanced to provide increased motivation for executives to contribute to the Company's overall future success. As described above, a significant portion of the executive officers' compensation is at risk and tied to attaining corporate earnings, revenue and other operating targets, as well as personal performance objectives, and improving shareholder value.

                                          GOVERNANCE COMMITTEE

                                          G. Harold Northrop, Chair
                                          William S. Antle III
                                          Richard K. Lochridge

GOVERNANCE COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Governance Committee is a present or former officer or employee of the Company. No interlocking relationship exists between the members of the Governance Committee and the board of directors or compensation committee of any other company, nor has any such relationship existed in the past.

                       FIVE YEAR STOCK PERFORMANCE GRAPH

     The line graph below compares the cumulative, five-year shareholder return on the Company's Common Stock (assuming the reinvestment of dividends) with the S&P 500 Index and the S&P Specialty Printing Index.

                                                   JOHN H. HARLAND CO.               S&P 500             S&P SPECIALTY PRINTING
                                                   -------------------               -------             ----------------------
1995                                                    $  100.00                   $  100.00                   $  100.00
1996                                                    $  164.37                   $  122.96                   $   96.83
1997                                                    $  105.99                   $  163.98                   $  107.39
1998                                                    $   81.39                   $  210.84                   $  122.73
1999                                                    $   95.93                   $  255.22                   $   79.77
2000                                                    $   75.54                   $  231.98                   $   85.55

                         REPORT OF THE AUDIT COMMITTEE

     The audit functions of the Audit Committee are focused on (1) the adequacy of the Company's internal controls and financial reporting processes, (2) the reliability of its financial statements and (3) the performance of the Company's independent and internal auditors. The Committee meets with management periodically to discuss these matters, and also regularly meets privately with both the independent and internal auditors, each of whom has unrestricted access to the Committee.

     The Audit Committee is responsible for, among other things, reviewing with the independent auditors the scope and results of their audit engagement. In connection with the fiscal 2000 audit, the Committee has:

     - reviewed and discussed with management the Company's audited financial statements to be included in the annual report on Form 10-K for the year ended December 31, 2000, which management has represented to have been prepared in accordance with generally accepted accounting principles;

     - discussed with Deloitte & Touche LLP, the Company's independent auditors, the matters required by Statement on Auditing Standards No. 61; and

     - received from and discussed with such firm the written disclosures and letter required by Independence Standards Board Standard No. 1 regarding their independence.

     Based on these reviews and discussions, the Committee has recommended to the Board that the audited financial statements be included in the Form 10-K.

     Audit Fees. The aggregate fees billed by Deloitte & Touche for professional services for the audit of the Company's financial statements for 2000 and the reviews of the financial statements included in the Company's Forms 10-Q were $406,629.

     Financial Information Systems Design and Implementation Fees. There were no fees billed by such firm for professional services described in Paragraph
(c)(4)(ii) of Rule 2-01 of Regulation S-X during 2000.

     All Other Fees. The aggregate fees billed by such firm for all other services rendered to the Company (not mentioned above) during 2000 were $1,182,862.

     The Audit Committee has considered whether rendering the services described in the previous two paragraphs is compatible with maintaining the independence of Deloitte & Touche and has concluded that such firm's independence has not been compromised thereby.

     The Audit Committee has adopted a Charter, a copy of which is attached as Exhibit A. The members of the Committee have been determined by the Board to be independent for purposes of the New York Stock Exchange listing standards.

                                          AUDIT COMMITTEE

                                          John D. Johns, Chair
                                          John J. McMahon Jr.
                                          Eileen M. Rudden

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Upon the recommendation of the Audit Committee, the Board has reappointed Deloitte & Touche LLP as auditors of the Company for fiscal 2001, subject to ratification by the shareholders at the annual meeting. Deloitte & Touche or its predecessors has audited the Company's financial statements since 1947. Representatives of Deloitte & Touche will be present at the meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

                   AMENDMENT TO EMPLOYEE STOCK PURCHASE PLAN

     The Board of Directors has unanimously recommended that the shareholders approve an amendment to the Company's Employee Stock Purchase Plan (the "Purchase Plan") increasing the Common Stock authorized to be sold thereunder by 750,000 shares. The Purchase Plan, originally approved by the Company's shareholders in 1979, has been amended from time to time to increase the number of shares, and currently authorizes the sale of 4,350,000 shares of Common Stock. From its inception through December 31, 2000, 4,232,232 shares have been purchased thereunder, leaving 117,768 shares available as of such date, which management deems insufficient to maintain the Purchase Plan. Approximately 168,000 shares have been issued annually under the Purchase Plan during the past three years.

     The Board has unanimously determined that the amendment to the Purchase Plan is in the best interests of the Company and its shareholders. The Purchase Plan is an important element in the Company's efforts to recruit and retain employees needed to maintain and approve the Company's competitive position, and encourages employees to acquire a proprietary interest in the Company through voluntary payroll deductions.

     The amendment will be adopted upon receiving the affirmative vote of holders of a majority of the shares represented at the annual meeting. Proxies will be voted in accordance with the specifications marked thereon, and, if no specification is made, will be voted "FOR" adoption.

     The following discussion summarizes the material terms of the Purchase Plan. This discussion does not purport to be complete and is qualified in its entirety by reference to the Purchase Plan, a copy of which was filed electronically with the SEC with this Proxy Statement.

GENERAL INFORMATION

     The shares sold to employees pursuant to the Purchase Plan may be either authorized but unissued shares or shares purchased by the Company in the open market. In the opinion of management, the Purchase Plan is not subject to any provisions of the Employee Retirement Income Security Act. In addition, the Purchase Plan is not qualified under Section 401(a) of the Code.

PARTICIPATION

     All full-time employees of the Company and its designated subsidiaries are eligible to participate in the Purchase Plan. The Company conducts an offering during each calendar quarter (an "Offering Period"). A full-time employee is one who is employed for more than 20 hours per week and for more than five months in a calendar year. Non-employee Directors are not eligible to participate.

     An eligible employee may enroll in the Purchase Plan by completing a written authorization for payroll deductions. Payroll deductions will begin as of the first day of the Offering Period. An employee will continue to be a participant under the Purchase Plan until such time as he or she becomes ineligible or elects to terminate participation.

PAYROLL DEDUCTIONS AND PURCHASE OF STOCK

     Payroll Deductions. Participants may elect payroll deductions from 3% to 20% of annualized total cash compensation, including overtime, bonus and commissions. An employee may not participate in an Offering Period once it has commenced and may not vary the amount of the deduction during an Offering Period, except that the Company will cease deductions upon receipt of notice from a participant. A participant may change the deduction percentage for any Offering Period prior to its commencement. Once an employee files an authorization, the Company will continue payroll deductions during each subsequent Offering Period until it has received notice to the contrary or the participant becomes ineligible to participate. No contributions are made to the Purchase Plan by the Company and no contributions may be made except by payroll deductions.

     Purchase of Stock. The money deducted is used at the end of each Offering Period to exercise an option granted to the participant under the Purchase Plan to purchase the number of full and partial shares of Common Stock determined by dividing $6,250 by the fair market value of the Common Stock on the first day of the Offering Period. This option is the mechanism used in the Purchase Plan to determine the maximum number of shares that a participant may purchase in an Offering Period. The purchase price is 85% of the fair market value (the mean between the high and low selling prices) of the Common Stock on either the first or last business day of the Offering Period, whichever is lower. The option will be exercised automatically on the last day of such Offering Period for the maximum number of shares that the accumulated payroll deductions at that time will purchase at the applicable price. Any excess deductions will be promptly refunded after the Offering Period, without interest.

     Additional Information. No employee may be granted an option under the Purchase Plan if the exercise thereof would result in the employee owning more than 5% of the total combined voting power or value of the Common Stock of the Company. The right to purchase Common Stock may not accrue at a rate exceeding $25,000 per calendar year. As of December 31, 2000, approximately 5,400 employees, including five executive officers, were eligible to participate in the Purchase Plan. Since benefits under the Purchase Plan depend on employee elections to participate and the fair market value of the Company's Common Stock at various future dates, it is not possible to determine the benefits that will be received by executive officers and other employees thereunder.

WITHDRAWAL AND ASSIGNMENT

     A participant may cease payroll deductions during an Offering Period at any time. In such case, the amount already deducted will be used to purchase shares of Common Stock at the end of the Offering Period, and the participant will not be able to receive a cash refund. A participant who ceases payroll deductions during an Offering Period may participate again in any succeeding Offering Period. Upon termination of employment for any reason, including retirement or death, any option granted under the Purchase Plan will immediately expire and the payroll deductions will be returned without interest. Neither the payroll deductions nor any rights with regard to the purchase of shares under the Purchase Plan may be assigned, transferred, pledged or otherwise disposed of.

ADMINISTRATION OF THE PURCHASE PLAN

     The Purchase Plan is administered by the Governance Committee, which is responsible for resolving any questions regarding the interpretation of the Purchase Plan. The Committee may delegate record keeping and other administrative duties to management or to a third party administrator.

AMENDMENT AND TERMINATION

     The Board of Directors may terminate or amend the Purchase Plan at any time, provided such action does not adversely affect rights previously granted to participants unless required by law. Shareholder approval is required to increase the authorized number of shares of Common Stock under the Purchase Plan, to change the eligibility requirements or to permit payroll deductions at a rate in excess of 20%. The Purchase Plan will terminate when the available shares of Common Stock have been so substantially exhausted as to make an offering impracticable.

     The number of shares of Common Stock reserved for issuance or covered by outstanding options, and the purchase price thereof, will be adjusted for any subdivision or consolidation of shares, the payment of a stock dividend or similar changes affecting the Common Stock.

FEDERAL INCOME TAX CONSEQUENCES

     The Purchase Plan is intended to satisfy the requirements of Section 423 of the Code. The following is a very general summary of the federal income tax consequences to an employee subject to such taxes and to the Company, assuming that the Purchase Plan satisfies such requirements.

     Amounts deducted from pay to purchase shares under the Purchase Plan are generally included in taxable income for the calendar year in which deducted. The purchase of shares at a discount does not result in any taxable income to the employee at that time.

     If the shares are sold or otherwise disposed of more two years from the first day of the Offering Period (the "grant date"), the employee generally will recognize ordinary income at that time equal to the lesser of (1) the excess of the fair market value of such shares at such time over the employee's purchase price or (2) 15% of the fair market value thereof on the grant date. If the employee disposes of the shares within two years of the grant date, the employee generally will recognize ordinary income at that time in an amount equal to the excess of the fair market value of such shares on the date of purchase over the employee's purchase price. In either case, the employee's tax basis in such shares will be increased by the amount of ordinary income reportable by the employee, and any additional gain or loss on such disposition will be treated as long-term or short-term capital gain or loss, depending upon the holding period.

     The Company is not entitled to a federal income tax deduction unless the employee disposes of the shares within two years of the grant date. Any such deduction will be equal to the amount of the employee's ordinary income on such disposition.

                         ANNUAL REPORT TO SHAREHOLDERS

     The annual report for the year ended December 31, 2000 accompanies this Proxy Statement.

                           ANNUAL REPORT ON FORM 10-K

     The Company will provide without charge, at the written request of any shareholder, a copy of the Company's Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the Securities and Exchange Commission, except exhibits thereto. The Company may impose a reasonable fee for providing such exhibits. Requests should be mailed to:

         JOHN H. HARLAND COMPANY
         Box 105250
         Atlanta, Georgia 30348

         Attention: John C. Walters
                    Telephone: (770) 593-5617
                    Facsimile: (770) 593-5619
                    E-mail: jwalters@harland.com

                             SHAREHOLDER PROPOSALS

     Any shareholder proposals intended to be presented at the Company's 2002 annual meeting of shareholders must be received no later than November 16, 2001 in order to be considered for inclusion in the proxy statement to be distributed in connection with such meeting.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before the meeting. However, if any other matters should come before the meeting, the persons named in the proxy will vote such proxy in accordance with their judgment.

     The cost of solicitation of proxies will be borne by the Company. In an effort to have as large a representation at the meeting as possible, special solicitation of proxies may be made by employees of the Company personally or by telephone, facsimile or other electronic means. The Company will reimburse brokers, banks, nominees and other fiduciaries for their expenses of forwarding the proxy material to beneficial owners. In addition, the Company has retained Georgeson & Co., Inc. to assist in the solicitation of proxies, at a fee of $5,500 plus expenses.

                                          John C. Walters
                                          Vice President and Secretary

March 16, 2001

                                                                       EXHIBIT A

                            JOHN H. HARLAND COMPANY

                            AUDIT COMMITTEE CHARTER

                             Adopted April 28, 2000

I. PURPOSE AND RESPONSIBILITIES

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Corporation to the shareholders or any governmental body, the Corporation's systems of internal controls established by management and the Board, and the Corporation's auditing, accounting and financial reporting processes generally.

     The Committee's primary duties and responsibilities are to serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system; to review and appraise the audit efforts of the Corporation's independent accountants and internal auditors; and to provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditors and the Board. In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Board and shareholders that the accounting and reporting practices of the Corporation are in accordance with all requirements.

II. COMPOSITION

     The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, free from any relationship that would interfere with the exercise of his or her independent judgment as a member of the Committee, and otherwise shall meet the requirements of the New York Stock Exchange. All members of the Committee shall have a basic understanding of finance and accounting practices, and at least one member of the Committee shall, to the extent possible, have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting and stay current as to relevant developments by participating in training and education programs. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the Committee.

III. MEETINGS

     The Committee shall hold such regular meetings as may be necessary and such special meetings as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the internal auditors and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believes should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financials.

IV. DUTIES AND RESPONSIBILITIES

     To fulfill its duties and responsibilities the Committee shall:

     Review of Documents and Reports

          1. Review the adequacy of this Charter at least annually.

          2. Review the Corporation's annual financial statements and other financial reports prior to filing or submission to the shareholders or any governmental body, including any report, opinion or review rendered by the independent accountants.

          3. Review the regular internal reports to management prepared by the internal auditors and management's response.

          4. Review with financial management and the independent accountants the Corporation's quarterly financial results prior to the earnings release and the filing of the SEC Form 10-Q. The Chair of the Committee may represent the entire Committee for purposes of this review.

          5. Prepare a report for inclusion in the annual Proxy Statement stating whether the Committee has reviewed and discussed the financial statements with management and the independent auditors, and whether the Committee recommended to the Board that the audited financials be included in the Form 10-K.

          6. File this Charter as an appendix to the Proxy Statement at least once every three years.

     Independent Accountants

          7. Recommend to the Board the selection of the independent accountants, considering independence and effectiveness, and approve the fees and other compensation to be paid to them. On an annual basis, the Committee should review and discuss with such accountants all significant relationships they have with the Corporation to determine their independence.

          8. Review the performance of the independent accountants and approve the discharge of such accountants when circumstances warrant. The independent auditors are ultimately accountable to the Audit Committee and the Board.

          9. Discuss with the independent accountants their judgments about the quality, not just the acceptability, of the accounting principles used in the Corporation's financial reporting, including the consistency of accounting policies and the clarity and completeness of the financial statements and related disclosures.

          10. Meet with the independent accountants, the internal auditors and financial management of the Corporation to review the audit scope and plan of the internal auditors and the independent accountants for the current year and the audit procedures to be utilized, and at the conclusion thereof review the year end audit, including any comments or recommendations of the independent accountants.

          11. Review with the independent accountants, the internal auditors and financial and accounting management, the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Emphasis should be given to the adequacy of such internal controls to expose any payments, transactions or procedures that might be deemed illegal or improper.

     Financial Reporting Processes

          12. Discuss with management, the independent accountants and the internal auditors any significant risks or exposures affecting the Corporation, and assess the steps management has taken to minimize such risks and exposures.

          13. Consider and approve (where appropriate) major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management or the internal auditors.

     Process Improvement

          14. Establish regular and separate systems of reporting to the Committee by management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

          15. Following completion of the annual audit, review separately with management, the independent accountants and the internal auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

          16. Review any significant disagreement among management and the independent accountants or the internal auditors in connection with the preparation of the financial statements.

          17. Review with the independent accountants, the internal auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

                                 (HARLAND LOGO)

                             (RECYCLED PAPER LOGO)

                            JOHN H. HARLAND COMPANY
                          EMPLOYEE STOCK PURCHASE PLAN
                     (AS AMENDED THROUGH DECEMBER 14, 2000)

1. PURPOSE

     This document amends and restates the John H. Harland Company Employee Stock Purchase Plan (the "Plan") effective for offerings beginning on or after April 1, 1996. The Plan is intended as an incentive and to encourage stock ownership by all employees of John H. Harland Company (the "Company") and (subject to the conditions hereinafter set forth) of its Subsidiaries, so that they may acquire or increase their proprietary interest in the success of the Company, and to encourage them to remain in the employ of the Company and its Subsidiaries. It is further intended that the Plan qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986 (the "Code"). However, this Plan is not intended to constitute a plan described in Section 401 of the Code or to constitute an "employee benefit plan" as described in the Employee Retirement Income Security Act of 1974, as amended.

     As used herein, the term "Subsidiary" shall include each corporation that the Committee may designate from time to time as eligible to participate in this Plan; provided such corporation as of the applicable Offering Date is a corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, with each of the corporations in such chain other than the last corporation owning stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2. ADMINISTRATION

     The Plan shall be administered by a committee (the "Committee") appointed by the Board of Directors of the Company (the "Board"). The Committee shall consist of not less than three members of the Board. Each member must be a "disinterested person" under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any successor to such rule ("Rule 16b-3"). The Board may from time to time remove members from, or add eligible individuals as members to, the Committee who are "disinterested persons" under Rule 16b-3. Vacancies on the Committee, howsoever caused, shall be filled by the Board. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. Minutes of all meetings shall be made and preserved. A majority of the Committee shall control its actions at any meeting.

     The Committee shall have the power to delegate the duty to perform recordkeeping, and such other administrative functions as the Committee deems appropriate under the circumstances, to an officer of the Company, a third party administrator (a "Third Party Administrator") or to any other person or entity. Any person or entity to whom the duty to perform an administrative function is delegated shall act on behalf of and shall be responsible to the Committee for such function.

3. ELIGIBILITY

     Any employee, as defined below, of the Company or any Subsidiary of the Company shall be eligible to participate in the Plan on an Offering Date.

     The term "employee" shall have the same meaning as the term "employee" as defined by Section 3401(c) of the Code and shall include officers and directors who are also employees but shall exclude individuals whose customary employment is for not more than twenty hours per week or for not more than five months in any calendar year.

     Any provision of the Plan to the contrary notwithstanding, no employee shall be granted an option:

          (i) if, immediately after the grant, such employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company, of any parent corporation of the Company or of any subsidiary, determinations of employee stock ownership being made for this purpose in accordance with Section 423(b)(3) of the Code; or

          (ii) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company, of any parent corporations of the Company and of any subsidiaries to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such stock option would be outstanding at any time, within the meaning of Section 423(b)(8) of the Code.

4. COMMON STOCK

     The stock to be sold to participants under the Plan (the "Common Stock") shall be $1 par value common stock of the Company and may, at the election of the Company, be either treasury stock or stock originally issued for such purpose. The maximum number of shares of Common Stock which shall be made available for sale under the Plan during all offerings under the Plan shall be 5,100,000 shares subject to adjustment upon changes in capitalization of the Company as provided in paragraph 16.

     The participant will have no interest in Common Stock covered by his or her option until such option has been exercised.

     Any shares which are subject to sale pursuant to an option granted under the Plan but which are not purchased on the Termination Date of the related offering shall again become available for sale pursuant to options granted under the Plan.

5. OFFERING DATES

     The Plan will be implemented by a continuous series of offerings, each of which shall commence on the first business day of a calendar quarter (the "Offering Date") and shall terminate on the last business day of such quarter (the "Termination Date").

     No offering shall be made if in the opinion of the Committee the Common Stock made available under the Plan has been so substantially exhausted as to make an offering to all eligible employees impractical under the Plan.

6. PARTICIPATION

     An eligible employee may become a participant by properly completing and filing with his or her employer an authorization for payroll deductions to purchase shares of Common Stock on the form approved by the Committee or its delegate.

     Payroll deductions shall become effective on the first Offering Date after a participant has filed his or her authorization and shall terminate upon the earlier to occur of (a) the participant's written request to cease payroll deductions or terminate participation in the Plan as described in paragraph 11 or (b) the participant's failure to satisfy the eligibility requirements described in paragraph 3.

7. PAYROLL DEDUCTIONS

     At the time a participant files his or her authorization for a payroll deduction, he or she shall elect to have deductions made from his or her Annualized Cash Compensation, as hereinafter defined, on each payday during the time he or she is a participant in an offering at the annual rate of from 3 to 20% (in whole number percentage increments only) of his or her Annualized Cash Compensation.

     The term "Annualized Cash Compensation" shall mean the participant's current annualized cash compensation from the Company or any Subsidiary, including overtime, bonuses, commissions and other cash incentives and any pre-tax deferrals under the Company's or any Subsidiary's employee benefit plans.

     All payroll deductions made for a participant shall be credited to the bookkeeping account (the "payroll account") maintained for such participant by the Company or a Subsidiary. A participant may not make any contributions under the Plan other than by payroll deduction.

     A participant may cease payroll deductions during an offering as provided in paragraph 11, but no other change can be made during an offering and, specifically, a participant may not otherwise alter the rate of his or her payroll deduction for that offering.

     A participant may change the amount of his or her payroll deductions for any future offering by filing a new authorization with his or her employer in accordance with this paragraph prior to commencement of the offering.

8. GRANTING OF OPTION

     On each Offering Date, each participant shall be granted an option to purchase the number of full and partial shares of Common Stock equal to the quotient obtained by dividing $6250 by the fair market value of a share of Common Stock as determined below as of the Offering Date. However, if the number of shares of Common Stock available for purchase under the Plan is insufficient to grant to each participant an option to purchase the maximum number of shares determined under the preceding sentence or if on the Termination Date the number of shares available for purchase is insufficient to permit each participant to purchase such maximum number of shares, then each option shall be reduced to equal the total number of available shares multiplied by a fraction the numerator of which is such participant's Annualized Cash Compensation and the denominator of which is the total Annualized Cash Compensation of all participants.

     The option price of each share of Common Stock for a particular offering shall be the lower of:

          (i) 85% of the fair market value per share of the Common Stock on the Offering Date of such offering, or

          (ii) 85% of the fair market value per share of the Common Stock on the Termination Date of such offering.

     The fair market value per share shall be (a) the mean of the highest and lowest quoted selling prices of a share of Common Stock on the New York Stock Exchange on the applicable valuation date as reported by The Wall Street Journal or, if the Common Stock is no longer traded on The New York Stock Exchange, under the quotation system under which such prices are reported or, if The Wall Street Journal no longer reports such prices, the mean of such prices as reported by a newspaper or trade journal selected by the Committee, or, if no such prices are available on such date, (b) the mean of the highest and lowest selling prices of a share of Common Stock as so reported or quoted in accordance with clause (a) above for the immediately preceding business day, or, if no newspaper or trade journal reports such prices or if no such price quotations are available, (c) the price which the Committee acting in good faith determines through any reasonable valuation method that a share of Common Stock might change hands through a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

9. EXERCISE OF OPTION

     A participant's option will be exercised automatically for him or her on the Termination Date for the purchase of as many full and partial shares of Common Stock subject to the option granted to him or her (determined in accordance with paragraph 8) as the accumulated payroll deductions in his or her payroll account at that time will purchase at the option price for such offering.

     The amount credited to a participant's payroll account in excess of that which will purchase the number of shares for which his or her option was granted shall be paid over to the participant (without interest) as soon as practicable following the Termination Date for the offering period.

10. DELIVERY

     As promptly as practicable after each Termination Date, any Common Stock purchased upon the exercise of a participant's option will be registered in the name of the participant or, if the participant so directs, in the names of the participant and one such other person as may be designated by the participant as joint tenants with rights of survivorship, but no certificates will be issued until requested by the participant or as required under paragraph 11. A bookkeeping account will be maintained for each Participant (the "stock account"), which may consist of one or more accounts to record his or her shares purchased under the Plan. Statements shall be provided to each participant showing the shares purchased for his or her stock account and such other information as the Committee or its delegate deems appropriate to satisfy any reporting obligations under the Plan.

     A participant will be a fully vested, beneficial owner of all shares of Common Stock registered to him or her (or to him or her and another person as permitted under this paragraph) under the Plan.

     Proxy material, meeting announcements, tender offer materials and other communications distributed to holders of Common Stock will be distributed to participants with respect to their shares purchased under this Plan in the same manner and at the same time as such materials are distributed to other holders of Common Stock while they remain the registered owners of such shares.

     A participant at any time may request that certificates be issued to him or her with respect to any number of whole shares credited to his or her stock account. No fees will be charged to the participant for such certificates.

     If a Third Party Administrator that maintains the stock account for a participant also provides brokerage services, the participant may request that the Third Party Administrator arrange for the sale of any whole shares of Common Stock registered to him or her under the Plan; provided, all transaction costs of such sale will be paid by the participant.

11. CESSATION OF PAYROLL DEDUCTIONS AND TERMINATION OF EMPLOYMENT

     A participant may cease payroll deductions at any time during an offering by giving written notice to his or her employer. A participant who ceases payroll deductions during any offering shall not be allowed to resume payroll deductions during such offering but may recommence participation in any succeeding offering for which he or she is otherwise eligible in accordance with paragraph 3 if he or she files with his or her employer an authorization for payroll deductions in accordance with paragraph 7.

     Upon termination of a participant's employment with the Company and all Subsidiaries for any reason, including retirement or death, he or she shall immediately cease to be a participant, any option which he or she may have been granted under the Plan shall immediately expire and shall not be exercised, and the payroll deductions credited to his or her payroll account will be returned to him or her within 30 days after the effective date of the termination (without interest), or, in the case of his or her death, to the personal representative of his or her estate. Certificates representing the whole shares of Common Stock credited to the participant's stock account and a check for the value of any partial shares will be issued to the participant. In the event of the participant's death prior to the issuance of such certificates, the shares shall be issued to the personal representative of the participant's estate or if the shares were registered to the participant and another person as joint tenants, to the surviving joint tenant or if both the participant and the joint tenant are deceased, to the personal representative of the estate of the last to die. If a Third Party Administrator that maintains the stock account for the participant also provides brokerage services and if so requested by the participant within 60 days of the termination, the Third Party Administrator will arrange for the sale of the whole shares credited to the participant's stock account and issue a check to the participant for the value of any partial shares credited to his or her stock account and the proceeds of the sale of whole shares less any transaction costs of the sale.

12. DIVIDENDS

     Any dividend with respect to the shares of Common Stock credited to a participant's stock account under the Plan will be paid to the participant to the extent such dividend is paid in cash or credited to his or her stock account to the extent such dividend is paid in Common Stock. However, upon the participant's written request, cash dividends will be reinvested in additional shares of Common Stock pursuant to the Company's dividend reinvestment plan.

13. TRANSFERABILITY

     Neither payroll deductions credited to a participant's payroll account nor any rights with regard to the exercise of an option or to receive stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant. Any such attempted assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to cease payroll deductions during the offering in accordance with paragraph 11.

14. USE OF FUNDS

     All payroll deductions received or held by the Company (or by any Subsidiary as agent for the Company) under the Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

15. CHANGES IN CAPITALIZATION

     The number of shares of Common Stock covered by each outstanding option and the price per share thereof in each such option and the number of shares of Common Stock issuable through options granted pursuant to the Plan for which options have not been granted shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock of the Company resulting from a subdivision or consolidation of shares or the payment of a Common Stock dividend (but only such a payment with respect to the Common Stock of the Company) or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company. If any adjustment to the number of shares of Common Stock issuable through options granted pursuant to the Plan would create a fractional share, such fractional share shall be disregarded and the number of shares available under the Plan shall be the next lower number of whole shares, rounding all fractions downward.

16. SECURITIES REGISTRATION

     In the event that the Company shall deem it necessary to register under the Securities Act of 1933 or other applicable statutes any shares with respect to which an option shall have been exercised, or to qualify any such shares for exemption from the Securities Act of 1933, then the Company shall take such action at its own expense before delivery of such shares. In the event the shares of Common Stock shall be listed on any national stock exchange at the time of the exercise of an option under the Plan, then whenever required, the Company shall make prompt application for the listing on such stock exchange of such shares, at the sole expense of the Company.

17. AMENDMENT OR TERMINATION

     The Board may at any time terminate or amend the Plan. No such termination can affect options previously granted, nor may an amendment make any change in any option theretofore granted which would adversely affect the rights of any participant unless (a) each participant consents in writing to such amendment or
(b) the Board acting in good faith deems that such action is required under applicable law. No amendment may be made without prior written approval of the shareholders of the Company if such amendment would:

          (i) permit the sale of more shares of Common Stock than are authorized under paragraph 4 of the Plan;

          (ii) effect any change in the designation of eligible employees under paragraph 3 of the Plan;

          (iii) permit payroll deductions at a rate in excess of 20% of a participant's Annualized Cash Compensation; or

          (iv) be subject to shareholder approval under the laws of the State of Georgia or Rule 16b-3.

Finally, no provision of this Plan shall be amended more than once every 6 months if more frequent amendment of such provision would result in a loss of exemption under Rule 16b-3.

18. COMPLIANCE WITH RULE 16B-3

     All elections and transactions under the Plan by persons subject to Section 16 of the Securities Exchange Act of 1934 involving shares of Common Stock are intended to comply with all exemptive conditions under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Rule 16b-3, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder. To the extent that any provision of the Plan, the administrative guidelines or any action or omission with respect to the Plan (including any action by an eligible employee) does not satisfy the exemptive conditions under Rule 16b-3 or otherwise is inconsistent with Rule 16b-3, the provision, guidelines or action or omission shall be deemed null and void, as permitted by applicable law.

19. NOTICES

     All notices or other communications by a participant under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Committee or its delegate at the location, or by the person, designated by the Committee or its delegate for the receipt thereof.

20. EMPLOYMENT

     No offering under the Plan shall constitute an offer of employment, and no participation in an offering under this plan shall constitute an employment agreement. Any offering or participation in the Plan shall have no bearing whatsoever on the employment relationship between any employee and the Company or any of its Subsidiaries. No employee shall be induced to participate in the Plan by the expectation of employment or continued employment.

21. HEADINGS AND CONSTRUCTION

     The headings to paragraphs in the Plan have been included for convenience of reference only. The Plan shall be interpreted and construed in accordance with the laws of the State of Georgia.

                                      PROXY

  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS
                             JOHN H. HARLAND COMPANY

                                 APRIL 27, 2001

         The undersigned hereby appoints TIMOTHY C. TUFF and JOHN C. WALTERS, and each of them, proxies, with full power of substitution and resubstitution, for and in the name of the undersigned, to vote all shares of Common Stock of John H. Harland Company, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on Friday, April 27, 2001 at 10:00 a.m., at The Georgian Court, 659 Peachtree Street, NE, Atlanta, Georgia, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before the meeting and any adjournment thereof.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED
               THE PROXY WILL BE VOTED "FOR" THE STATED PROPOSALS

         (Continued, and to be marked, dated and signed, on other side.)

                                                                   SEE REVERSE
                                                                       SIDE

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -



                            - FOLD AND DETACH HERE -
       ----------------------------------------------------------------
       As a member of the investment community you need access to specific information about Harland - the latest press releases, SEC filings and more. You may access all this and more through the Investor Relations section of www.harland.net every time you visit Harland on-line.

       We hope you will visit our Web site often. If there is anything you would like to see added to the site, drop us a line at invest@harland.net. If you are not Internet active and would like to be placed on our mailing list for information to be sent via regular mail, please fill out and return the following:

       My Name and Mailing Address is:   I would be interested
       (Please print legibly)            in receiving:
                                         (Please check all that apply)


                                         [ ] Quarterly Earnings &
       -------------------------------       Press Releases

                                         [ ] SEC Form 10K
       -------------------------------

                                         [ ] SEC Form 10Q
       -------------------------------

                                         [ ] Dividend Reinvestment
       -------------------------------       Information

[X] PLEASE MARK YOUR                                                                                                         0525
    VOTES AS IN THIS
    EXAMPLE.

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         FOR    AGAINST   ABSTAIN
1. To elect three       FOR       WITHHELD    John J. McMahon Jr.   2. To ratify the appointment of      [ ]      [ ]       [ ]
   directors:           [ ]         [ ]       Larry L. Prince          Deloitte & Touche LLP as the
                                              Jesse J. Spikes          Company's independent certified
                                                                       public accountants for the year
                                                                       ending December 31, 2001.

   For, except vote withheld from the following nominee(s):         3. To amend the Company's Employees  [ ]      [ ]       [ ]
                                                                       Stock Purchase Plan to increase
                                                                       the number of shares available
   -----------------------------------------------------               thereunder by 750,000 shares

                                                                     --------------------------------------------------------------


                                                                                 Please sign exactly as name appears hereon. Joint
                                                                                 owners should each sign. When signing as attorney,
                                                                                 executor, administrator, trustee or guardian,
                                                                                 please give full title as such.



                                                                                 --------------------------------------------------

                                                                                 --------------------------------------------------
                                                                                      SIGNATURE (S)                     DATE

-----------------------------------------------------------------------------------------------------------------------------------
                                                       - FOLD AND DETACH HERE -

                        John H. Harland Company
                    Investor Relations Department
                             PO Box 105250
                           Atlanta, GA 30348


                                                                   NO POSTAGE
                                                                   NECESSARY
                                                                   IF MAILED
                                                                    IN THE
                                                                  UNITED STATES

            -------------------------------------------------
                         BUSINESS REPLY MAIL
            FIRST-CLASS MAIL    PERMIT NO. 323   ATLANTA, GA
            -------------------------------------------------
                     POSTAGE WILL BE PAID BY ADDRESSEE


                     ATTENTION: INVESTOR RELATIONS
                     JOHN H. HARLAND CO.
                     PO BOX 105250
                     ATLANTA GA 30348